UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Pursuant to the previously announced consent solicitation (the “Consent Solicitation”), Halcón Resources Corporation (the “Company”) solicited consents from holders of the Company’s 6.75% Senior Notes due 2025 (the “Notes”) to amend the Indenture, dated as of February 16, 2017 (the “Indenture”), by and among the Company, the guarantors named therein (collectively, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), governing the Notes to, among other things, modify certain restrictive covenants therein to exclude or otherwise permit a potential sale by the Company of all or substantially all of the oil and gas properties owned by the Company and certain of its subsidiaries located in the State of North Dakota (such amendments, collectively, the “Proposed Amendments”).

Based on the receipt of the requisite number of consents in the Consent Solicitation, on July 24, 2017, the Company, the Guarantors and the Trustee executed a supplemental indenture to the Indenture (the “Supplemental Indenture”) with respect to the Proposed Amendments. The Supplemental Indenture became valid and binding upon execution, and the Proposed Amendments became effective following satisfaction of all of the conditions set forth in the consent solicitation statement related to the Consent Solicitation, including payment of the related consent fee, which the Company paid on July 25, 2017.

The foregoing description of the Supplemental Indenture and the Proposed Amendments therein does not purport to be complete and is qualified in its entirety by the terms and conditions of the Supplemental Indenture, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1

First Supplemental Indenture, dated as of July 24, 2017, by and among Halcón Resources Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, relating to Halcón Resources Corporation’s 6.75% Senior Notes due 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

July 25, 2017	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1

First Supplemental Indenture, dated as of July 24, 2017, by and among Halcón Resources Corporation, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee, relating to Halcón Resources Corporation’s 6.75% Senior Notes due 2025.